Washington Federal, Inc.
Fact Sheet
December 31, 2015
($ in Thousands)

Exhibit 99.2
	6/15 QTR		9/15 QTR		12/15 QTR

Loan Loss Reserve - Total	$107,977		$109,914		$110,986
General and Specific Allowance	105,611		106,829		107,901
Commitments Reserve	2,366		3,085		3,085
Allowance as a % of Gross Loans	1.17%		1.13%		1.10%

Regulatory Capital Ratios
Common equity tier 1 risk-based	1,630,586	19.35%	1,652,569	18.73%	1,676,263	18.47%
Tier 1 risk-based	1,630,586	19.35%	1,652,569	18.73%	1,676,263	18.47%
Total risk-based (excludes holding co.)	1,736,830	20.61%	1,763,171	19.98%	1,787,760	19.70%
Tier 1 leverage (excludes holding co.)	1,630,586	11.49%	1,652,569	11.66%	1,676,263	11.69%

	6/15 QTR	6/15 YTD	9/15 QTR	9/15 YTD	12/15 QTR	12/15 YTD
Loan Originations - Total	$752,787	$2,023,247	$1,080,268	$3,103,515	$963,319	$963,319
Single-Family Residential	196,613	494,548	211,193	705,741	132,536	132,536
Construction - Speculative	72,466	171,675	91,857	263,532	129,536	129,536
Construction - Custom	92,120	247,928	117,292	365,220	88,761	88,761
Land - Acquisition & Development	10,901	57,041	21,777	78,818	5,722	5,722
Land - Consumer Lot Loans	7,880	12,616	8,806	21,422	5,268	5,268
Multi-Family	123,886	260,085	89,357	349,442	132,999	132,999
Commercial Real Estate	108,226	370,564	230,046	600,610	180,788	180,788
Commercial & Industrial	121,632	356,231	286,078	642,309	270,372	270,372
HELOC	18,622	50,969	23,486	74,455	16,702	16,702
Consumer	441	1,590	376	1,966	635	635

Purchased Loans (including acquisitions)	$36,574	$183,406	$96,530	$279,936	$51,646	$51,646

Net Loan Fee and Discount Accretion	$6,161	$20,953	$8,783	$29,736	$8,397	$8,397

Washington Federal, Inc.
Fact Sheet
December 31, 2015
($ in Thousands)

	6/15 QTR	6/15 YTD	9/15 QTR	9/15 YTD	12/15 QTR	12/15 YTD
Repayments
Loans	$651,123	$1,764,850	$692,418	$3,149,686	$726,292	$726,292
MBS	126,951	343,281	115,910	459,191	102,761	102,761

MBS Premium Amortization	$3,298	$8,399	$3,644	$12,043	$2,802	$2,802

Efficiency
Operating Expenses/Average Assets	1.57%	1.54%	1.58%	1.55%	1.77%	1.77%
Efficiency Ratio	50.47	50.09	47.98	49.54	54.90	54.90
Amortization of Intangibles	$794	$2,800	$751	$3,551	$639	$639

EOP Numbers
Shares Issued and Outstanding	93,982,148		92,936,395		92,918,434

Share repurchase information
Remaining shares auth. for repurchase	5,254,607	5,254,607	4,201,230	4,201,230	3,778,148	3,778,148
Shares repurchased	1,171,662	4,787,827	1,053,377	5,841,204	423,082	423,082
Average share repurchase price	$21.93	$21.52	$22.48	$21.70	$23.49	$23.49

Washington Federal, Inc.
Fact Sheet
December 31, 2015
($ in Thousands)

Tangible Common Book Value	6/15 QTR	9/15 QTR	12/15 QTR
$ Amount	$1,659,012	$1,656,321	$1,671,521
Per Share	17.65	17.82	17.99

# of Employees	1,839	1,838	1,825
Tax Rate - Going Forward	35.75%	35.75%	35.50%

Investments
Available-for-sale:
Agency MBS	$1,436,457	$1,263,205	$1,244,778
Other	1,187,917	1,117,358	1,060,010
	$2,624,374	$2,380,563	$2,304,788
Held-to-maturity:
Agency MBS	$1,586,514	$1,643,216	$1,598,370
Other	—	—	—
	$1,586,514	$1,643,216	$1,598,370

Washington Federal, Inc.
Fact Sheet
December 31, 2015
($ in Thousands)

	AS OF 6/30/15		AS OF 9/30/15		AS OF 12/31/15
Gross Loan Portfolio by Category (a)	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,600,483	60.0%	$5,700,781	58.0%	$5,684,063	56.2%
Construction	181,668	1.9	200,509	2.0	663,503	6.6
Construction - Custom	375,425	4.0	396,307	4.0	404,849	4.0
Land - Acquisition & Development	92,018	1.0	98,282	1.0	100,017	1.0
Land - Consumer Lot Loans	105,463	1.1	106,815	1.1	105,119	1.0
Multi-Family	1,093,799	11.7	1,129,437	11.5	969,624	9.6
Commercial Real Estate	1,017,649	10.9	1,186,551	12.1	1,046,442	10.4
Commercial & Industrial	513,699	5.5	657,581	6.7	804,757	8.0
HELOC	148,711	1.6	149,526	1.5	148,369	1.5
Consumer	208,956	2.2	197,481	2.0	183,441	1.8
	9,337,871	100.0%	9,823,270	100.0%	10,110,184	100.0%
Less:
ALL	105,611		106,829		107,901
Loans in Process	438,947		476,777		535,850
Discount on Acquired Loans	16,716		14,713		12,639
Deferred Net Origination Fees	53,677		54,317		51,064
Sub-Total	614,951		652,636		707,454
	$8,722,920		$9,170,634		$9,402,730

Net Loan Portfolio by Category (a)	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,482,853	63.4%	$5,618,340	61.8%	$5,605,894	59.6%
Construction	110,800	1.3	120,917	1.3	315,120	3.4
Construction - Custom	201,908	2.3	199,714	2.2	218,220	2.3
Land - Acquisition & Development	69,342	0.8	69,856	0.8	79,512	0.8
Land - Consumer Lot Loans	101,655	1.2	102,294	1.1	101,390	1.1
Multi-Family	1,006,301	11.6	1,051,139	11.6	959,631	10.2
Commercial Real Estate	848,173	9.8	986,425	10.8	1,022,926	10.9
Commercial & Industrial	484,930	5.6	620,979	6.8	773,423	8.2
HELOC	135,102	1.6	136,202	1.5	146,093	1.6
Consumer	204,545	2.4	191,870	2.1	180,521	1.9
	$8,645,609	100.0%	$9,097,736	100.0%	$9,402,730	100.0%
(a) Some loans have been reclassified by loan type as a result of system conversion in 1Q16, primarily impacting Construction, Multi-family and Commercial Real Estate.

Washington Federal, Inc.
Fact Sheet
December 31, 2015
($ in Thousands)

	AS OF 6/30/15			AS OF 9/30/15			AS OF 12/31/15
Deposits by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
WA	$4,992,642	47.2%	82	$5,031,982	47.3%	83	$5,086,585	47.8%	83
ID	773,269	7.3	26	788,271	7.4	26	787,094	7.4	26
OR	1,977,131	18.7	48	2,002,606	18.8	49	1,985,406	18.6	49
UT	295,548	2.8	10	291,260	2.7	10	296,390	2.8	10
NV	350,109	3.3	11	347,127	3.3	11	346,142	3.2	11
TX	91,759	0.9	5	89,564	0.8	5	92,905	0.9	5
AZ	1,222,910	11.6	35	1,213,401	11.4	35	1,191,911	11.2	35
NM	875,017	8.3	28	867,492	8.2	28	864,686	8.1	28
Total	$10,578,385	100.0%	245	$10,631,703	100.0%	247	$10,651,119	100.0%	247

Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Checking (noninterest)	$933,645	8.8%		$976,250	9.2%		$1,016,514	9.5%
NOW (interest)	1,556,136	14.7		1,579,516	14.9		1,636,584	15.4
Savings (passbook/stmt)	671,426	6.3		700,793	6.6		782,646	7.3
Money Market	2,535,329	24.0		2,564,319	24.1		2,488,340	23.4
CD's	4,881,849	46.1		4,810,825	45.2		4,727,035	44.4
Total	$10,578,385	100.0%		$10,631,703	100.0%		$10,651,119	100.0%

Deposits greater than $250,000 - EOP	$1,999,908			$2,096,690			$2,134,098

Washington Federal, Inc.
Fact Sheet
December 31, 2015
($ in Thousands)

	AS OF 6/30/15		AS OF 9/30/15		AS OF 12/31/15
Non-Performing Assets	AMOUNT	%	AMOUNT	%	AMOUNT	%
Non-accrual loans:
Single-Family Residential	$56,638	86.7%	$59,074	87.1%	$43,856	77.3%
Construction	762	1.2	754	1.1	—	—
Construction - Custom	355	0.5	732	1.1	2,518	4.4
Land - Acquisition & Development	—	—	—	—	509	0.9
Land - Consumer Lot Loans	1,308	2.0	1,273	1.9	939	1.7
Multi-Family	786	1.2	2,558	3.8	1,538	2.7
Commercial Real Estate	2,852	4.4	2,176	3.2	6,681	11.8
Commercial & Industrial	1,205	1.8	—	—	115	0.2
HELOC	889	1.4	563	0.8	473	0.8
Consumer	513	0.8	680	1.0	119	0.2
Total non-accrual loans	65,308	100.0%	67,810	100.0%	56,748	100.0%
Real Estate Owned	63,575		60,767		42,098
Total non-performing assets	$128,883		$128,577		$98,846

Total non-performing loans	0.76%		0.75%		0.60%
Total non-performing assets	0.90%		0.88%		0.67%
As a % of total assets

Washington Federal, Inc.
Fact Sheet
December 31, 2015
($ in Thousands)

	6/15 QTR		9/15 QTR		12/15 QTR
	AMOUNT	%	AMOUNT	%	AMOUNT	%
Restructured loans:
Single-Family Residential	$275,428	85.7	$259,460	85.7	$243,292	86.1
Construction	6,370	2.0	4,989	1.6	—	—
Construction - Custom	—	—	—	—	—	—
Land - Acquisition & Development	3,536	1.1	2,486	0.8	1,976	0.7
Land - Consumer Lot Loans	11,539	3.6	11,289	3.7	10,173	3.6
Multi-Family	3,843	1.2	3,823	1.3		—
Commercial Real Estate	19,251	6.0	19,124	6.3	25,788	9.1
Commercial & Industrial	—	—	—	—	—	—
HELOC	1,394	0.4	1,443	0.5	1,397	0.5
Consumer	120	—	99	—	97	—
Total restructured loans	$321,481	100.0%	$302,713	100.0%	$282,723	100.0%

Restructured loans were as follows:
Performing	$308,355	95.9%	$291,416	96.3%	$273,211	96.6%
Non-performing (c)	13,126	4.1	11,297	3.7	9,512	3.4
Total restructured loans	$321,481	100.0%	$302,713	100.0%	$282,723	100.0%
(c) Included in "Total non-accrual loans" above

Washington Federal, Inc.
Fact Sheet
December 31, 2015
($ in Thousands)

	6/15 QTR		9/15 QTR		12/15 QTR
	AMOUNT	CO % (d)	AMOUNT	CO % (d)	AMOUNT	CO % (d)
Net Charge-offs (Recoveries) by Category
Single-Family Residential	$(2,181)	(0.16)%	$(2,128)	(0.15)%	$(1,327)	(0.09)%
Construction	—	—	(45)	(0.09)	(155)	(0.09)
Construction - Custom	—	—	—	—	60	0.06
Land - Acquisition & Development	(1)	—	(1)	—	(35)	(0.14)
Land - Consumer Lot Loans	89	0.34	96	0.36	408	1.55
Multi-Family	—	—	—	—	—	—
Commercial Real Estate	1,361	0.55	68	0.02	(100)	(0.04)
Commercial & Industrial	1,210	0.94	468	0.28	246	0.12
HELOC	25	0.07	39	0.11	(19)	(0.05)
Consumer	(192)	(0.37)	(215)	(0.44)	(150)	(0.33)
Total net charge-offs	$313	0.01%	$(1,718)	(0.07)%	$(1,072)	(0.04)%
(d) Annualized Net Charge-offs divided by Gross Balance

SOP 03-3 Acquired Loans
Accretable Yield	$83,640		$76,917		$70,553
Non-Accretable Yield	167,603		167,603		167,603
Total Contractual Payments	$251,243		$244,520		$238,156

Interest Rate Risk
One Year GAP		(13.2)%		(13.4)%		(12.0)%
NPV post 200 bps shock (e)		16.53%		15.91%		16.14%
Change in NII after 200 bps shock (e)		(2.2)%		(2.2)%		(0.5)%
(e) Assumes no balance sheet management

CD's Repricing	Amount	Rate	Amount	Rate	Amount	Rate
Within 3 months	$621,694	0.45%	$897,917	0.49%	$1,016,756	0.52%
From 4 to 6 months	913,269	0.50%	977,012	0.54%	752,476	0.57%
From 7 to 9 months	620,542	0.61%	444,042	0.68%	503,443	0.85%
From 10 to 12 months	678,536	0.56%	497,525	0.86%	487,019	1.15%

Washington Federal, Inc.
Fact Sheet
December 31, 2015
($ in Thousands)

Historical CPR Rates (f)
	WAFD	WAFD
Average for Quarter Ended:	SFR Mortgages	GSE MBS

9/30/2013	21.4%	15.9%
12/31/2013	13.5%	8.7%
3/31/2014	10.1%	8.5%
6/30/2014	13.8%	10.6%
9/30/2014	14.6%	13.4%
12/31/2014	15.9%	12.1%
3/31/2015	16.4%	13.9%
6/30/2015	18.7%	15.9%
9/30/2015	17.8%	14.5%
12/31/2015	16.7%	13.4%

(f) The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period. Also, the comparison is not precise in that Washington Federal is a portfolio lender and not required to follow GSE servicing rules/regulations.

Washington Federal, Inc.
Fact Sheet
December 31, 2015
Average Balance Sheet
($ in Thousands)

	Quarters Ended
	June 30, 2015			September 30, 2015			December 31, 2015
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans and covered loans	$8,628,344	$107,249	4.99%	$8,908,562	$112,185	5.00%	$9,258,041	$112,863	4.84%
Mortgage-backed securities	3,024,821	16,995	2.25	2,965,534	17,079	2.28	2,880,242	16,986	2.34
Cash & Investments	1,543,556	4,625	1.20	1,429,487	5,509	1.53	1,198,471	4,258	1.41
FHLB & FRB Stock	134,692	430	1.28	106,849	566	2.10	107,793	1,016	3.74

Total interest-earning assets	13,331,414	129,300	3.89%	13,410,432	135,339	4.00%	13,444,547	135,123	3.99%
Other assets	1,124,750			1,114,484			1,109,202

Total assets	$14,456,164			$14,524,916			$14,553,749

Liabilities and Equity
Customer accounts	10,635,364	12,485	0.47%	10,650,672	12,550	0.47%	10,619,654	12,717	0.48%
FHLB advances	1,820,110	16,250	3.58	1,824,565	15,936	3.47	1,844,772	15,537	3.34
Other borrowings	—	—	—	—	—	—	—	—	—

Total interest-bearing liabilities	12,455,474	28,735	0.93%	12,475,237	28,486	0.91%	12,464,426	28,254	0.90%
Other liabilities	46,980			100,023			124,370

Total liabilities	12,502,454			12,575,260			12,588,796
Stockholders’ equity	1,953,710			1,949,656			1,964,953

Total liabilities and equity	$14,456,164			$14,524,916			$14,553,749

Net interest income		$100,565			$106,853			$106,869

Net interest margin (1)			3.02%			3.19%			3.18%

(1) Annualized net interest income divided by average interest-earning assets

Washington Federal, Inc.
Fact Sheet
December 31, 2015
Delinquency Summary
($ in Thousands)

			AMOUNT OF LOANS	# OF LOANS				% based		% based
TYPE OF LOANS	#LOANS	AVG Size	NET OF LIP & CHG-OFFs	30	60	90	Total	on #	$ Delinquent	on $

December 31, 2015
Single-Family Residential	27,377	208	$5,683,134	111	51	189	351	1.28%	$67,275	1.18%
Construction	585	556	325,485	1	2	8	11	1.88%	866	0.27%
Construction - Custom	944	234	221,327	19	1	5	25	2.65%	2,554	1.15%
Land - Acquisition & Development	146	595	86,864	5	—	7	12	8.22%	1,162	1.34%
Land - Consumer Lot Loans	1,250	84	105,063	10	7	16	33	2.64%	2,745	2.61%
Multi-Family	945	1,026	969,624	3	—	3	6	0.63%	2,240	0.23%
Commercial Real Estate	1,103	949	1,046,323	4	3	12	19	1.72%	10,220	0.98%
Commercial & Industrial	1,814	444	804,726	22	1	24	47	2.59%	2,084	0.26%
HELOC	2,332	64	148,356	9	2	8	19	0.81%	1,844	1.24%
Consumer	4,757	39	183,431	137	57	29	223	4.69%	1,459	0.80%
	41,253	232	$9,574,333	321	124	301	746	1.81%	$92,449	0.97%

September 30, 2015
Single-Family Residential	27,768	204	$5,666,725	95	42	182	319	1.15%	$64,909	1.15%
Construction	618	211	130,121	—	—	—	—	—%	—	—%
Construction - Custom	812	253	205,692	4	1	2	7	0.86%	1,524	0.74%
Land - Acquisition & Development	141	546	76,944	2	—	2	4	2.84%	924	1.20%
Land - Consumer Lot Loans	1,259	85	106,752	10	4	11	25	1.99%	2,578	2.41%
Multi-Family	994	1,077	1,070,874	1	1	4	6	0.60%	2,371	0.22%
Commercial Real Estate	1,005	1,015	1,019,625	3	—	3	6	0.60%	1,700	0.17%
Commercial & Industrial	1,175	560	657,490	3	1	2	6	0.51%	943	0.14%
HELOC	2,175	64	139,682	8	1	6	15	0.69%	982	0.70%
Consumer	5,076	39	197,481	85	35	40	160	3.15%	1,836	0.93%
	41,023	226	$9,271,386	211	85	252	548	1.34%	$77,767	0.84%

June 30, 2015
Single-Family Residential	28,055	198	$5,566,121	90	39	234	363	1.29%	$73,236	1.32%
Construction	608	194	117,711	—	—	1	1	0.16%	—	—%
Construction - Custom	765	268	204,914	1	1	1	3	0.39%	774	0.38%
Land - Acquisition & Development	138	549	75,726	2	—	2	4	2.90%	1,498	1.98%
Land - Consumer Lot Loans	1,250	84	105,403	6	3	17	26	2.08%	2,852	2.71%
Multi-Family	1,000	1,017	1,017,437	—	1	2	3	0.30%	1,041	0.10%
Commercial Real Estate	978	890	870,691	3	1	8	12	1.23%	3,196	0.37%
Commercial & Industrial	1,173	437	512,966	3	—	3	6	0.51%	930	0.18%
HELOC	2,151	64	137,837	8	3	8	19	0.88%	1,792	1.30%
Consumer	5,432	38	208,956	103	34	36	173	3.18%	1,097	0.53%
	41,550	212	$8,817,761	216	82	312	610	1.47%	$86,416	0.98%